Exhibit 10.55





[LOGO]





                              DATED __________ 2001



                 (1) UNITED BREWERIES INTERNATIONAL (UK) LIMITED


                                (2) UBSN LIMITED





                      ------------------------------------

                             SUPPLEMENTAL AGREEMENT
                           to a Distribution Agreement

                      ------------------------------------

THIS SUPPLEMENTAL AGREEMENT is made on                    2001

BETWEEN:-

(1) UNITED BREWERIES INTERNATIONAL (UK) LIMITED, a company registered in England with number 1688201 whose registered office is at 75 Westow Hill, Crystal Palace, London SE19 1TX ("UBI (UK)"); and

(2) UBSN LIMITED, a company registered in England with number 2367133 whose registered office is at 75 Westow Hill, Crystal Palace, London SE19 1TX ("UBSN").

INTRODUCTION

(A) UBI (UK) and UBSN entered into a Distribution Agreement on 9 October 1998 (the "Original Agreement"), whereby UBI (UK) appointed UBSN, inter alia, as its exclusive distributor of Kingfisher Products in the Territory.

(B) Following discussions between the parties, UBI (UK) and UBSN now wish to enter into this Supplemental Agreement in order to make certain amendments to the Original Agreement.

IT IS AGREED as follows:-

1.    DEFINITIONS AND INTERPRETATION

      Save as expressly set out herein, words and phrases defined in the Original Agreement shall have the same meaning when used in this Supplemental Agreement.

2.    COMMENCEMENT

      This Supplemental Agreement shall commence on the date hereof.

3.    AMENDMENTS TO THE ORIGINAL AGREEMENT

3.1 The definitions of "Brewing Agreement", "Territory" and "UBI (UK) Licence" in clause 1.1 of the Original Agreement shall be deleted and replaced by the following definitions:-

      "Brewing Agreement      the brewing agreement dated 9 October 1998 between
                              UBI (UK), UBSN and SN, as the same may be amended, supplemented, varied or replaced from to time";

      "Territory              the  United  Kingdom,  Belgium,  the  Netherlands,
                              France,  Germany,  Italy,  Austria,   Switzerland,
                              Finland,    Sweden,    Norway,    Denmark,   Eire,
                              Luxembourg,   Iceland,  Greece,  Spain,  Portugal,
                              Liechtenstein  and the United  States of America;"
                              and

      "UBI (UK) Licence the licence dated 9 October 1998 between UB and UBI (UK), as the same may be amended, supplemented, varied or replaced from time to time;".

3.2 Clause 3.1 of the Original Agreement shall be deleted and replaced by the following:-

            "3.2 Pursuant to the UBI (UK) Licence, UBI (UK) hereby grants to UBSN an exclusive sub-licence in the United Kingdom and, subject always to clause 2.2, a non-exclusive sub-licence in those parts of the Territory falling outside the United Kingdom to use the Trade Marks and to do all things necessary to manufacture, package, market, distribute and sell Kingfisher Products in the Territory and specifically including the authorisation to enter into the Brewing Agreement.".

3.3 Clause 5.1 of the Original Agreement shall be deleted and replaced by the following:-

            "5.1 This Agreement shall be deemed to have commenced on 9 October 1998 and shall continue (unless terminated earlier in accordance with its terms) for a period of 15 years from such date (the "Initial Term").".

3.4 Clause 7 of the Original Agreement shall be deleted and replaced by the following:-

            "7.1 Without prejudice to clause 7.2, neither party shall, without the prior written consent of the other, assign, mortgage, charge or otherwise deal with any of its rights and/or obligations under this Agreement.

            7.2 If UBI (UK) and/or UBSN wishes to transfer any of its rights and/or obligations under this Agreement to any person (each a "Transferee"), it shall ensure that, as a pre-condition of any such transfer, the Transferee simultaneously enters into an agreement, agreeing to be bound by the obligations of UBI (UK) and/or UBSN (as appropriate), mutatis mutandis, under this Agreement and, save in circumstances where the Transferee is UBSN, the Brewing Agreement and shall require that any such Transferee imposes an equivalent obligation on any other transferee of such rights and/or obligations."

4.    CONFIRMATION OF THE ORIGINAL AGREEMENT

      Subject to the terms and conditions of this Supplemental Agreement, the Original Agreement shall remain in full force and effect.

5.    LAW OF SUPPLEMENTAL AGREEMENT

5.1 This Supplemental Agreement shall be governed by, and construed in accordance with, the laws of England.

5.2 The parties irrevocably submit to the non-exclusive jurisdiction of the courts of England and Wales in respect of any claim, dispute or difference arising out of or in connection with this Supplemental Agreement.

THIS SUPPLEMENTAL AGREEMENT has been duly executed and delivered by the parties as a deed on the date stated above.

EXECUTED as a DEED by                     )
UNITED BREWERIES INTERNATIONAL            )
(UK) LIMITED                              )
acting by:                                )
                                          ......................................
                                          Director

                                          ......................................
                                          Director/Secretary





EXECUTED as a DEED by                     )
UBSN LIMITED                              )
acting by:                                )
                                          ......................................
                                          Director

                                          ......................................
                                          Director/Secretary